Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and Contingencies
Note 26. Commitments and Contingencies
Leases as lessors
The Group leases out land and buildings and equipment under non-cancellable operating lease agreements. The leases have varying terms, subject to the customary practices in the particular regions.
Future minimum rentals under long-term non-cancellable operating leases are as follows:
Years ending December 31:	Amount
2018	$1,765
2019	655
2020	555
2021	449
2022	390
Thereafter	26
$3,840

The Group recognized rental and lease income of  $6,026, $15,470 and $5,345 for the years ended December 31, 2017, 2016 and 2015, respectively.
Leases as lessees
Future minimum commitments under long-term non-cancellable operating leases are as follows:
Years ending December 31:	Amount
2018	$988
2019	487
2020	61
2021	19
2022	—
Thereafter	—
$1,555

The leases, which principally comprise office space, have varying terms, subject to the customary practices in the local regions. Minimum lease payments recognized as expenses were $3,120 (including contingent rents of  $115), $2,565 (including sublease of  $734 and contingent rents of  $20) and $3,569 (including sublease of  $875) for the years ended December 31, 2017, 2016 and 2015, respectively.
Litigation
The Group is subject to routine litigation incidental to its business and is named from time to time as a defendant and is a plaintiff from time to time in various legal actions arising in connection with its activities, certain of which may include large claims for punitive damages. Further, due to the size, complexity and nature of the Group’s operations, various legal and tax matters are outstanding from time to time, including periodic audit by various tax authorities and litigation relating to the insolvency filing of a former customer in February 2016. Currently, based upon information available, management does not believe any such matters would have a material adverse effect upon the Group’s financial condition or results of operations as at December 31, 2017. However, due to the inherent uncertainty of litigation, there cannot be certainty as to the eventual outcome of any case. If management’s current assessments are incorrect or if management is unable to resolve any of these matters favorably, there may be a material adverse impact on the Group’s financial performance, cash flows or results of operations.
Guarantees
Guarantees are accounted for as contingent liabilities unless it becomes probable that the Group will be required to make a payment under the guarantee.
In the normal course of its merchant banking activities, the Group issues guarantees to its trade and financing partners in order to secure financing facilities. Upon the use or drawdown of the underlying financing facilities, the financing facilities are recorded as liabilities on the consolidated statement of financial position such as short-term bank borrowings or debt. Accordingly, the issued guarantees relating to such financing facilities that are used or drawn are not considered contingent liabilities or off-balance sheet transactions. As at December 31, 2017, the Group did not have unrecorded contingent liabilities relating to outstanding guarantees issued to its trade and financing partners in the normal course of its merchant banking activities (see Note 29).
Rights to Subscribe to Shares in Subsidiaries
During 2017, two subsidiaries of the Group entered into agreements with third party employee incentive corporations whereby the latter were granted the rights to buy up to 10% of the share capital of the subsidiaries on a diluted basis at a price to be no less or more than the then existing net tangible asset value. The rights expire in 10 years.
Purchase Obligations
As at December 31, 2017, the Group had open purchase contracts aggregating $67 due in 2018. None of these contracts have been recognized on the consolidated statement of financial position as at December 31, 2017.